Exhibit 99.1

Unaudited Revised Combined Statements of Operations and Historical Segment Information
On February 1, 2021, DuPont de Nemours, Inc. (“DuPont” or the “Company”) completed the previously announced separation of its Nutrition & Biosciences business (“N&B Business”) in a Reverse Morris Trust transaction through the distribution to its stockholders of Nutrition & Biosciences, Inc. (“N&B”), formed by DuPont as a wholly owned subsidiary to hold the N&B Business, followed by the merger of N&B with a wholly owned subsidiary of International Flavors & Fragrances (“IFF”), with N&B as the surviving corporation (the “Merger”). DuPont effected the distribution (the “N&B Distribution”) through an offer to exchange (the “Exchange Offer”) all shares of N&B common stock, par value $0.01 per share, owned by DuPont for outstanding shares of DuPont common stock, par value $0.01 per share (the “DuPont Common Stock”).

The following unaudited revised financial information and historical segment information for DuPont are derived from DuPont’s historical consolidated financial statements and accompanying notes adjusted to give effect to the separation of the N&B Business through the N&B Distribution, which is treated as discontinued operations in accordance with Financial Accounting Standards Board Accounting Standards Codification 205, “Presentation of Financial Statements” (“ASC 205”). The unaudited revised financial information reflects the Company’s current best estimate of its historical results. These amounts are considered preliminary, and as such, actual amounts could differ from these estimates. The unaudited revised financial information do not give effect to the reduction in outstanding shares of DuPont Common Stock as a result of the Exchange Offer.

For the twelve months ended December 31, 2019 and 2018 and the three months ended March 31, 2019, reportable segment information as well as reconciliations to total Company results are presented on a pro forma basis as this is a principle measure of results reviewed, evaluated and used by the Company’s chief operating decision maker (“CODM”) and management for meaningful comparability among periods. The unaudited pro forma financial information is derived from DuPont’s Consolidated Financial Statements and accompanying notes, adjusted to give effect to certain events directly attributable to the DWDP Distributions and DWDP Financings (as defined below).

Unaudited Pro Forma Financial Information
On April 1, 2019, the Company completed the separation of the materials science business through the spin-off of Dow Inc., (“Dow”) including Dow’s subsidiary The Dow Chemical Company (the “Dow Distribution”). On June 1, 2019, the Company completed the separation of the agriculture business through the spin-off of Corteva, Inc. (“Corteva”) including Corteva’s subsidiary E. I. du Pont de Nemours and Company (“EID”), (the “Corteva Distribution” and together with the Dow Distribution, the “DWDP Distributions”). In contemplation of the DWDP Distributions and to achieve the respective credit profiles of each of Dow, Corteva and the Company, in the fourth quarter of 2018, the Company borrowed $12.7 billion under the 2018 Senior Notes and entered the Term Loan Facilities with an aggregate principal amount of $3.0 billion. Additionally, DuPont issued approximately $1.4 billion in commercial paper in May 2019 in anticipation of the Corteva Distribution (the “Funding CP Issuance” together with the 2018 Senior Notes and the Term Loan Facilities, the "DWDP Financings"). The historical consolidated financial information has been adjusted to give effect to pro forma events that are (1) directly attributable to the DWDP Distributions and the DWDP Financings, (2) factually supportable and (3) with respect to the statements of operations, expected to have a continuing impact on the results. Events that are not expected to have a continuing impact on the combined results are excluded from the pro forma adjustments. Those pro forma adjustments include the impact of various supply agreements entered into in connection with the Dow Distribution ("supply agreements") and are adjustments to "Cost of sales." The impact of these supply agreements are reflected in pro forma Operating EBITDA for the periods noted above as they are included in the measure of profit/loss reviewed by the CODM in order to show meaningful comparability among periods while assessing performance and making resource allocation decisions. These pro forma adjustments were determined in accordance with Article 11 of Regulation S-X and give effect to the pro forma events as if they had been consummated on January 1, 2018.

The pro forma financial statements are presented for informational purposes only, and do not purport to represent what DuPont's results of operations or financial position would have been had the DWDP Transactions occurred on the dates indicated, nor do they purport to project the results of operations or financial position for any future period or as of any future date.

Non-GAAP Financial Measures
These supplemental financial schedules include information that does not conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are considered non-GAAP measures. Management uses these measures internally for planning, forecasting and evaluating the performance of the Company, including allocating resources. DuPont’s management believes these non-GAAP financial measures are useful to investors because they provide additional information related to the ongoing performance of DuPont to offer a more meaningful comparison related to future results of operations. These non-GAAP financial measures supplement disclosures prepared in accordance with U.S. GAAP, and should not be viewed as an alternative to U.S. GAAP. Furthermore, such non-GAAP measures may not be consistent with similar measures provided or used by other companies. Reconciliations for these non-GAAP measures to U.S. GAAP are provided herein and are defined below.

Adjusted earnings per common share from continuing operations - diluted ("Adjusted EPS"), is defined as earnings per common share from continuing operations - diluted, excluding the after-tax impact of significant items, the after-tax impact of amortization expense associated with intangibles acquired as part of the DWDP Merger and the after-tax impact of non-operating pension / other post employment benefits (“OPEB”) benefits / charges. Pro forma adjusted earnings per common share from continuing operations - diluted ("Pro forma adjusted EPS"), is defined as pro forma earnings per common share from continuing operations - diluted, excluding the after-tax impact of significant items, after-tax impact of amortization expense associated with intangibles acquired as part of the DWDP Merger, after-tax impact of non-operating pension / OPEB benefits / charges and the after-tax impact of costs historically allocated to the materials science and agriculture businesses that did not meet the criteria to be recorded as discontinued operations. Although amortization of EID intangibles acquired as part of the DWDP Merger is excluded from these non-GAAP measures, management believes it is important for investors to understand that such intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in amortization of additional intangible assets.

Operating EBITDA, is defined as earnings (i.e. income (loss) from continuing operations before income taxes) before interest, depreciation, amortization, non-operating pension / OPEB benefits / charges, and foreign exchange gains / losses, adjusted to exclude significant items. Pro forma operating EBITDA, is defined as earnings (i.e. pro forma income (loss) from continuing operations before income taxes) before interest, depreciation, amortization, non-operating pension / OPEB benefits / charges, and foreign exchange gains / losses, excluding the impact of costs historically allocated to the materials science and agriculture businesses that did not meet the criteria to be recorded as discontinued operations and adjusted to exclude significant items.

Significant items are items that arise outside the ordinary course of the Company’s business that management believes may cause misinterpretation of underlying business performance, both historical and future, based on a combination of some or all of the item’s size, unusual nature and infrequent occurrence. Management classifies as significant items certain costs and expenses associated with integration and separation activities related to transformational acquisitions and divestitures as they are considered unrelated to ongoing business performance.

DuPont de Nemours, Inc.
Summary of Revised Consolidated Statements of Operations (Unaudited)

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
In millions, except per share amounts	Dec 31, 2020	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019 [1]	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019 [1]	Dec 31, 2018 [1]
Net sales	$14,338	$3,750	$3,629	$3,289	$3,670	$15,436	$3,746	$3,901	$3,910	$3,879	$16,378
Cost of sales	9,508	2,474	2,417	2,298	2,319	10,042	2,439	2,523	2,471	2,609	11,177
Research and development expenses	625	159	140	153	173	689	162	159	168	200	797
Selling, general and administrative expenses	1,701	402	403	414	482	2,057	502	495	490	570	2,403
Amortization of intangibles	696	169	172	177	178	701	172	172	177	180	733
Restructuring and asset related charges – net	845	45	378	24	398	152	19	74	41	18	97
Goodwill impairment charges	3,214	—	183	2,498	533	242	—	—	242	—	—
Integration and separation costs	177	16	22	16	123	1,084	139	178	337	430	1,352
Equity in earnings of nonconsolidated affiliates	187	17	29	102	39	85	(47)	43	49	40	448
Sundry income (expense) - net	667	36	430	(11)	212	144	11	81	(28)	80	91
Interest expense	672	155	165	181	171	696	175	176	165	180	683
(Loss) Income from continuing operations before income taxes	$(2,246)	$383	$208	$(2,381)	$(456)	$2	$102	$248	$(160)	$(188)	$(325)
Provision for (Benefit from) income taxes on continuing operations	160	(64)	122	8	94	29	(26)	26	121	(92)	13
(Loss) Income from continuing operations, net of tax	$(2,406)	$447	$86	$(2,389)	$(550)	$(27)	$128	$222	$(281)	$(96)	$(338)
Net income from continuing operations attributable to noncontrolling interests	28	8	7	7	6	29	11	5	9	4	39
Net (loss) income in from continuing operations available to DuPont common stockholders	$(2,434)	$439	$79	$(2,396)	$(556)	$(56)	$117	$217	$(290)	$(100)	$(377)

Per common share data:
Earnings per common share from continuing operations - basic [2]	$(3.31)	$0.60	$0.11	$(3.26)	$(0.75)	$(0.08)	$0.16	$0.29	$(0.39)	$(0.13)	$(0.51)
Earnings per common share from continuing operations - diluted [2]	$(3.31)	$0.60	$0.11	$(3.26)	$(0.75)	$(0.08)	$0.16	$0.29	$(0.39)	$(0.13)	$(0.51)

Weighted-average common shares outstanding - basic	735.5	734.6	734.4	734.3	738.6	746.3	740.7	745.5	749.0	750.0	767.0
Weighted-average common shares outstanding - diluted	735.5	735.4	734.9	734.3	738.6	746.3	742.0	747.7	749.0	750.0	767.0
1.Statement of Operations for the years ended December 31, 2019 and 2018 and the three months ended March 31, 2019 are presented on a pro forma basis.
2.Earnings per common share from continuing operations for the year may not equal the sum of the quarterly pro forma earnings per common share from continuing operations amounts due to the change in average share calculations.

Refer to subsequent tables for reconciliations of historical consolidated statements of income to the unaudited pro forma statements of operations.

DuPont de Nemours, Inc.
Selected Revised Historical Segment Information (Unaudited)

The following table reflects the new segment structure of DuPont effective immediately following the N&B Distribution:

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
In millions	Dec 31, 2020	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019 [1]	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019 [1]	Dec 31, 2018 [1]
Net Sales
Electronics & Industrial	$4,674	$1,235	$1,213	$1,111	$1,115	$4,446	$1,145	$1,158	$1,089	$1,054	$4,559
Water & Protection	4,993	1,224	1,249	1,244	1,276	5,201	1,250	1,327	1,341	1,283	5,294
Mobility & Materials	4,005	1,128	996	790	1,091	4,690	1,108	1,139	1,198	1,245	5,214
Corporate [2]	666	163	171	144	188	1,099	243	277	282	297	1,311
Total Net Sales	$14,338	$3,750	$3,629	$3,289	$3,670	$15,436	$3,746	$3,901	$3,910	$3,879	$16,378
Operating EBITDA
Electronics & Industrial	$1,468	$384	$421	$336	$327	$1,454	$347	$396	$329	$382	$1,584
Water & Protection	1,313	303	314	339	357	1,370	298	340	369	363	1,222
Mobility & Materials	588	236	160	(23)	215	954	202	208	270	274	1,105
Corporate [2]	70	8	11	43	8	366	190	76	49	51	482
Total Operating EBITDA (non-GAAP)	$3,439	$931	$906	$695	$907	$4,144	$1,037	$1,020	$1,017	$1,070	$4,393
Equity in Earnings of Nonconsolidated Affiliates
Equity earnings (GAAP)	$187	$17	$29	$102	$39	$85	$(47)	$43	$49	$40	$448
Significant items included in equity earnings [3]	—	—	—	—	—	228	225	1	1	1	—
Equity earnings included in operating EBITDA (non-GAAP) [4]	$187	$17	$29	$102	$39	$313	$178	$44	$50	$41	$448
Equity earnings included in operating EBITDA by segment
Electronics & Industrial	$34	$7	$8	$10	$9	$24	$5	$11	$5	$3	$23
Water & Protection	26	7	7	5	7	27	5	7	7	8	24
Mobility & Materials	19	6	5	7	1	4	—	1	2	1	(4)
Corporate [2]	108	(3)	9	80	22	258	168	25	36	29	405
Total Equity earnings including in operating EBITDA (non-GAAP)	$187	$17	$29	$102	$39	$313	$178	$44	$50	$41	$448
1.Operating EBITDA is presented on a pro forma basis.
2.Corporate results reflect activity of to be divested and previously divested businesses.
3.The significant items presented above reflect $4 million of restructuring charges within the Mobility & Materials segment and $224 million related to a joint venture within Corporate which are presented in “Equity in earnings of nonconsolidated affiliates” in the Company’s Consolidated Statement of Operations.
4.Represents equity in earnings (losses) of nonconsolidated affiliates included in Operating EBITDA, the Company's measure of profit/loss for segment reporting purposes, which excludes significant items.

DuPont de Nemours, Inc.
Revised Disaggregation of Revenue
Historical Net Sales by Segment and Major Product Line (Unaudited)

In conjunction with the Segment Realignment effective February 1, 2021, DuPont made the following changes to its major product lines:

•Realigned certain product lines and renamed its Image Solutions product lines within Electronics & Industrial as Industrial Solutions;
•Renamed the Safety & Construction segment as Water & Protection;
•Realigned certain product lines and renamed its product lines within Mobility & Materials as Advanced Solutions, Engineering Polymers, and Performance Resins

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
In millions	Dec 31, 2020	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018
Industrial Solutions	$1,617	$428	$398	$379	$412	$1,646	$409	$413	$412	$412	$1,656
Interconnect Solutions	1,280	370	370	274	266	1,187	328	339	282	238	1,174
Semiconductor Technologies	1,777	437	445	458	437	1,613	408	406	395	404	1,729
Electronics & Industrial	$4,674	$1,235	$1,213	$1,111	$1,115	$4,446	$1,145	$1,158	$1,089	$1,054	$4,559
Safety Solutions	$2,291	$545	$534	$581	$631	$2,549	$597	$630	$657	$665	$2,483
Shelter Solutions	1,426	375	387	316	348	1,535	369	411	398	357	1,796
Water Solutions	1,276	304	328	347	297	1,117	284	286	286	261	1,015
Water & Protection	$4,993	$1,224	$1,249	$1,244	$1,276	$5,201	$1,250	$1,327	$1,341	$1,283	$5,294
Advanced Solutions	$1,184	$326	$303	$249	$306	$1,232	$297	$306	$317	$312	$1,373
Engineering Polymers	1,853	514	460	360	519	2,320	548	559	588	625	2,532
Performance Resins	968	288	233	181	266	1,138	263	274	293	308	1,309
Mobility & Materials	$4,005	$1,128	$996	$790	$1,091	$4,690	$1,108	$1,139	$1,198	$1,245	$5,214
Corporate [1]	$666	$163	$171	$144	$188	$1,099	$243	$277	$282	$297	$1,311
Total	$14,338	$3,750	$3,629	$3,289	$3,670	$15,436	$3,746	$3,901	$3,910	$3,879	$16,378
1. Corporate net sales reflect activity of to be divested and previously divested businesses.

DuPont de Nemours, Inc.
Reconciliation of Revised Income from Continuing Operations, Net of Tax to Revised Operating EBITDA (Unaudited)

		Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
In millions		Dec 31, 2020	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019 [1]	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019 [1]	Dec 31, 2018 [1]
Income (loss) from continuing operations, net of tax (GAAP)		$(2,406)	$447	$86	$(2,389)	$(550)	$(27)	$128	$222	$(281)	$(96)	$(338)
+	Provision for (Benefit from) income taxes on continuing operations	160	(64)	122	8	94	29	(26)	26	121	(92)	13
Income (loss) from continuing operations before income taxes		$(2,246)	$383	$208	$(2,381)	$(456)	$2	$102	$248	$(160)	$(188)	$(325)
+	Depreciation and amortization	1,373	334	345	349	345	1,402	332	345	354	371	1,539
-	Interest income [2]	12	4	4	2	2	56	6	1	9	40	40
+	Interest expense	672	155	165	181	171	696	175	176	165	180	683
-	Non-operating pension/OPEB benefit	30	7	4	8	11	72	14	21	17	20	91
-	Foreign exchange gains (losses), net [2,3]	(39)	(12)	(6)	(18)	(3)	(104)	(7)	(20)	(15)	(62)	(34)
+	Costs historically allocated to the materials science and agriculture businesses [4]	—	—	—	—	—	256	—	—	—	256	1,044
-	Adjusted significant items	(3,643)	(58)	(190)	(2,538)	(857)	(1,812)	(441)	(253)	(669)	(449)	(1,549)
Operating EBITDA (Non-GAAP)		$3,439	$931	$906	$695	$907	$4,144	$1,037	$1,020	$1,017	$1,070	$4,393
1. Information is reflected on a pro forma basis.
2. Included in “Sundry income (expense) - net"” in the unaudited pro forma statements of operations.
3. Excludes a $50 million pretax foreign exchange loss included in adjusted significant items, related to adjustments to foreign currency exchange contracts as a result of U.S. tax reform for the year ended December 31, 2018.
4. Costs previously allocated to the materials science and agriculture businesses that did not meet the definition of expenses related to discontinued operations in accordance with ASC 205.

DuPont de Nemours, Inc.
Revised Significant Items (Unaudited)

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
In millions	Dec 31, 2020	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019 [1]	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019 [1]	Dec 31, 2018 [1]
Integration and separation costs	$(177)	$(16)	$(22)	$(16)	$(123)	$(1,084)	$(139)	$(178)	$(337)	$(430)	$(1,352)
Restructuring and asset related charges - net	(184)	(45)	(8)	(3)	(128)	(156)	(20)	(75)	(42)	(19)	(97)
Goodwill impairment charges	(3,214)	—	(183)	(2,498)	(533)	(242)	—	—	(242)	—	—
Asset impairment charges	(661)	—	(370)	(21)	(270)	—	—	—	—	—	—
Net gain (loss) on divestitures and changes in joint venture ownership	593	3	393	—	197	(208)	(208)	—	—	—	(41)
Merger-related inventory step-up amortization [2]	—	—	—	—	—	—	—	—	—	—	(9)
Income tax related items [3]	—	—	—	—	—	(122)	(74)	—	(48)	—	(50)
Total pretax significant items benefit (charge) [4]	$(3,643)	$(58)	$(190)	$(2,538)	$(857)	$(1,812)	$(441)	$(253)	$(669)	$(449)	$(1,549)
+ Total tax impact of significant items benefit (charge) [5]	(29)	2	(66)	7	28	343	87	60	100	96	247
+ Tax only significant items benefit (charge)	128	107	17	(3)	7	7	54	—	(120)	73	(169)
Total significant items benefit (charge), net of tax [6]	$(3,544)	$51	$(239)	$(2,534)	$(822)	$(1,462)	$(300)	$(193)	$(689)	$(280)	$(1,471)
1.Significant items are reflected on a pro forma basis.
2.Includes the fair value step-up in EID's inventories as a result of the DWDP Merger and the acquisition of FMC Corporation's Health and Nutrition business in November 2017.
3.Reflected in “Sundry income (expense) - net.”
4.Impact on “Income (loss) from continuing operations before income taxes.”
5.The income tax effect for each adjustment was calculated based on the statutory tax rate for the jurisdiction(s) in which the adjustment was taxable or deductible.
6.Impact on “Net (loss) income from continuing operations available for DuPont common stockholders.”

DuPont de Nemours, Inc.
Reconciliation of Revised Earnings (Loss) Per Common Share from Continuing Operations - Diluted to Adjusted Earnings Per Common Share from Continuing Operations - Diluted (Unaudited)

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
Pretax (in millions)	Dec 31, 2020	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019 [1]	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019 [1]	Dec 31, 2018 [1]
Income (loss) from continuing operations before income taxes (GAAP)	$(2,246)	$383	$208	$(2,381)	$(456)	$2	$102	$248	$(160)	$(188)	$(325)
Less: Pretax significant items [2]	(3,643)	(58)	(190)	(2,538)	(857)	(1,812)	(441)	(253)	(669)	(449)	(1,549)
Less: Merger-related amortization of intangibles [1]	(501)	(122)	(125)	(125)	(129)	(506)	(127)	(126)	(126)	(127)	(518)
Less: Non-op pension / OPEB benefit [2]	30	7	4	8	11	72	14	21	17	20	91
Less: Costs historically allocated to the materials science and agriculture businesses [2]	—	—	—	—	—	(256)	—	—	—	(256)	(1,044)
Adjusted results, before tax (non-GAAP)	$1,868	$556	$519	$274	$519	$2,504	$656	$606	$618	$624	$2,695

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
Net of tax (in millions)	Dec 31, 2020	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019 [1]	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019 [1]	Dec 31, 2018 [1]
Net income (loss) from continuing operations available to DuPont common stockholders (GAAP)	$(2,434)	$439	$79	$(2,396)	$(556)	$(56)	$117	$217	$(290)	$(100)	$(377)
Less: Significant items, net of tax [3]	(3,544)	51	(239)	(2,534)	(822)	(1,462)	(300)	(193)	(689)	(280)	(1,471)
Less: Merger-related amortization of intangibles, net of tax [3]	(389)	(98)	(94)	(97)	(100)	(401)	(100)	(99)	(101)	(101)	(412)
Less: Non-op pension / OPEB benefit, net of tax [3]	24	7	3	6	8	65	12	18	19	16	76
Less: Costs historically allocated to the materials science and agriculture businesses, net of tax [3]	—	—	—	—	—	(197)	—	—	—	(197)	(804)
Adjusted results, net of tax (non-GAAP)	$1,475	$479	$409	$229	$358	$1,939	$505	$491	$481	$462	$2,234

	Year Ended [4]	Three Months Ended				Year Ended [4]	Three Months Ended				Year Ended
Earnings per common share (“EPS”) from continuing operations - diluted	Dec 31, 2020	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019 [1]	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019 [1]	Dec 31, 2018 [1]
Earnings per common share from continuing operations - diluted (GAAP)	$(3.31)	$0.60	$0.11	$(3.26)	$(0.75)	$(0.08)	$0.16	$0.29	$(0.39)	$(0.13)	$(0.51)
Less: Significant items - diluted [5]	(4.82)	0.07	(0.33)	(3.45)	(1.11)	(1.96)	(0.40)	(0.26)	(0.92)	(0.38)	(1.92)
Less: Merger-related amortization of intangibles - diluted [5]	(0.53)	(0.13)	(0.12)	(0.13)	(0.13)	(0.54)	(0.14)	(0.13)	(0.14)	(0.13)	(0.54)
Less: Non-op pension / OPEB benefit - diluted [5]	0.03	0.01	—	0.01	0.01	0.09	0.02	0.02	0.03	0.02	0.10
Less: Costs historically allocated to the materials science and agriculture businesses - diluted [5]	—	—	—	—	—	(0.26)	—	—	—	(0.26)	(1.04)
Adjusted earnings per common share from continuing operations - diluted (non-GAAP)	$2.01	$0.65	$0.56	$0.31	$0.48	$2.59	$0.68	$0.66	$0.64	$0.62	$2.89
1.Information for the year ended December 31, 2019 and 2018 and three months ended March 31, 2019 are reflected on a pro forma basis.
2.Impact on “Income (loss) from continuing operations before income taxes.”
3.Impact on “Income (loss) from continuing operations, net of tax.” The income tax effect for each adjustment was calculated based on the statutory tax rate for the jurisdiction(s) in which the adjustment was taxable or deductible.
4.Earnings per share amounts from continuing operations - diluted for the year may not equal the sum of the quarterly pro forma earnings per common share from continuing operations - diluted amounts due to the change in average share calculations.
5.Impact on earnings per common share from continuing operations - diluted.

DuPont de Nemours, Inc.
Unaudited Revised Consolidated Statement of Operations
For the Year Ended December 31, 2020

	DuPont	Distribution of N&B [1]	DuPont
In millions, except per share amounts	As Reported		Revised
Net sales	$20,397	$(6,059)	$14,338
Cost of sales	13,522	(4,014)	9,508
Research and development expenses	860	(235)	625
Selling, general and administrative expenses	2,235	(534)	1,701
Amortization of intangibles	2,119	(1,423)	696
Restructuring and asset related charges - net	849	(4)	845
Goodwill impairment charges	3,214	—	3,214
Integration and separation costs	594	(417)	177
Equity in earnings of nonconsolidated affiliates	191	(4)	187
Sundry income (expense) - net	675	(8)	667
Interest expense	767	(95)	672
Loss from continuing operations before income taxes	(2,897)	651	(2,246)
Provision for (benefit from) income taxes on continuing operations	(23)	183	160
Loss from continuing operations, net of tax	(2,874)	468	(2,406)
Net income from continuing operations attributable to noncontrolling interests	28	—	28
Net loss from continuing operations attributable to DuPont common stockholders	$(2,902)	$468	$(2,434)

Per common share data:
Earnings per common share from continuing operations - basic	$(3.95)		$(3.31)
Earnings per common share from continuing operations - diluted	$(3.95)		$(3.31)

Weighted-average common shares outstanding - basic	735.5		735.5
Weighted-average common shares outstanding - diluted	735.5		735.5
1.Represents the distribution of the N&B Business in accordance with the discontinued operations guidance in ASC 205.

DuPont de Nemours, Inc.
Unaudited Revised Consolidated Statement of Operations
For the Three Months Ended December 31, 2020

	DuPont	Distribution of N&B [1]	DuPont
In millions, except per share amounts	As Reported		Revised
Net sales	$5,252	$(1,502)	$3,750
Cost of sales	3,521	(1,047)	2,474
Research and development expenses	216	(57)	159
Selling, general and administrative expenses	537	(135)	402
Amortization of intangibles	528	(359)	169
Restructuring and asset related charges - net	42	3	45
Integration and separation costs	125	(109)	16
Equity in earnings of nonconsolidated affiliates	19	(2)	17
Sundry income (expense) - net	48	(12)	36
Interest expense	194	(39)	155
Income from continuing operations before income taxes	156	227	383
Benefit from income taxes on continuing operations	(123)	59	(64)
Income from continuing operations, net of tax	279	168	447
Net income from continuing operations attributable to noncontrolling interests	8	—	8
Net income from continuing operations attributable to DuPont common stockholders	$271	$168	$439

Per common share data:
Earnings per common share from continuing operations - basic	$0.37		$0.60
Earnings per common share from continuing operations - diluted	$0.37		$0.60

Weighted-average common shares outstanding - basic	734.6		734.6
Weighted-average common shares outstanding - diluted	735.4		735.4
1. Represents the distribution of the N&B Business in accordance with the discontinued operations guidance in ASC 205.

DuPont de Nemours, Inc.
Unaudited Revised Consolidated Statement of Operations
For the Three Months Ended September 30, 2020

	DuPont	Distribution of N&B [1]	DuPont
In millions, except per share amounts	As Reported		Revised
Net sales	$5,096	$(1,467)	$3,629
Cost of sales	3,392	(975)	2,417
Research and development expenses	199	(59)	140
Selling, general and administrative expenses	524	(121)	403
Amortization of intangibles	530	(358)	172
Restructuring and asset related charges - net	384	(6)	378
Goodwill impairment charges	183	—	183
Integration and separation costs	127	(105)	22
Equity in earnings of nonconsolidated affiliates	30	(1)	29
Sundry income (expense) - net	430	—	430
Interest expense	197	(32)	165
Income from continuing operations before income taxes	20	188	208
Provision for income taxes on continuing operations	92	30	122
Loss (Income) from continuing operations, net of tax	(72)	158	86
Net income from continuing operations attributable to noncontrolling interests	7	—	7
Net loss (income) from continuing operations attributable to DuPont common stockholders	$(79)	$158	$79

Per common share data:
(Loss) Earnings per common share from continuing operations - basic	$(0.11)		$0.11
(Loss) Earnings per common share from continuing operations - diluted	$(0.11)		$0.11

Weighted-average common shares outstanding - basic	734.4		734.4
Weighted-average common shares outstanding - diluted	734.4		734.9
1. Represents the distribution of the N&B Business in accordance with the discontinued operations guidance in ASC 205.

DuPont de Nemours, Inc.
Unaudited Revised Consolidated Statement of Operations
For the Three Months Ended June 30, 2020

	DuPont	Distribution of N&B [1]	DuPont
In millions, except per share amounts	As Reported		Revised
Net sales	$4,828	$(1,539)	$3,289
Cost of sales	3,291	(993)	2,298
Research and development expenses	209	(56)	153
Selling, general and administrative expenses	541	(127)	414
Amortization of intangibles	528	(351)	177
Restructuring and asset related charges - net	19	5	24
Goodwill impairment charges	2,498	—	2,498
Integration and separation costs	145	(129)	16
Equity in earnings of nonconsolidated affiliates	103	(1)	102
Sundry income (expense) - net	(14)	3	(11)
Interest expense	193	(12)	181
Loss from continuing operations before income taxes	(2,507)	126	(2,381)
(Benefit from) Provision for income taxes on continuing operations	(36)	44	8
Loss from continuing operations, net of tax	(2,471)	82	(2,389)
Net income from continuing operations attributable to noncontrolling interests	7	—	7
Net loss from continuing operations attributable to DuPont common stockholders	$(2,478)	$82	$(2,396)

Per common share data:
Loss per common share from continuing operations - basic	$(3.37)		$(3.26)
Loss per common share from continuing operations - diluted	$(3.37)		$(3.26)

Weighted-average common shares outstanding - basic	734.3		734.3
Weighted-average common shares outstanding - diluted	734.3		734.3
1. Represents the distribution of the N&B Business in accordance with the discontinued operations guidance in ASC 205.

DuPont de Nemours, Inc.
Unaudited Revised Consolidated Statement of Operations
For the Three Months Ended March 31, 2020

	DuPont	Distribution of N&B [1]	DuPont
In millions, except per share amounts	As Reported		Revised
Net sales	$5,221	$(1,551)	$3,670
Cost of sales	3,318	(999)	2,319
Research and development expenses	236	(63)	173
Selling, general and administrative expenses	633	(151)	482
Amortization of intangibles	533	(355)	178
Restructuring and asset related charges - net	404	(6)	398
Goodwill impairment charges	533	—	533
Integration and separation costs	197	(74)	123
Equity in earnings of nonconsolidated affiliates	39	—	39
Sundry income (expense) - net	211	1	212
Interest expense	183	(12)	171
Loss from continuing operations before income taxes	(566)	110	(456)
Provision for income taxes on continuing operations	44	50	94
Loss from continuing operations, net of tax	(610)	60	(550)
Net income from continuing operations attributable to noncontrolling interests	6	—	6
Net loss from continuing operations attributable to DuPont common stockholders	$(616)	$60	$(556)

Per common share data:
Loss per common share from continuing operations - basic	$(0.83)		$(0.75)
Loss per common share from continuing operations - diluted	$(0.83)		$(0.75)

Weighted-average common shares outstanding - basic	738.6		738.6
Weighted-average common shares outstanding - diluted	738.6		738.6
1. Represents the distribution of the N&B Business in accordance with the discontinued operations guidance in ASC 205.

DuPont de Nemours, Inc.
Unaudited Revised Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2019

	DuPont	Distribution of N&B [1]	DuPont [2]	Separation and Distribution Pro Forma Adjustments [3]	DuPont
In millions, except per share amounts	As Reported		Revised		Pro Forma
Net sales	$21,512	$(6,076)	$15,436	$—	$15,436
Cost of sales	14,056	(4,030)	10,026	16	10,042
Research and development expenses	955	(266)	689	—	689
Selling, general and administrative expenses	2,663	(606)	2,057	—	2,057
Amortization of intangibles	1,050	(349)	701	—	701
Restructuring and asset related charges - net	314	(162)	152	—	152
Goodwill impairment charges	1,175	(933)	242	—	242
Integration and separation costs	1,342	(85)	1,257	(173)	1,084
Equity in earnings of nonconsolidated affiliates	84	1	85	—	85
Sundry income (expense) - net	153	(9)	144	—	144
Interest expense	668	(1)	667	29	696
(Loss) Income from continuing operations before income taxes	(474)	348	(126)	128	2
Provision for (benefit from) income taxes on continuing operations	140	(142)	(2)	31	29
Loss from continuing operations, net of tax	(614)	490	(124)	97	(27)
Net income from continuing operations attributable to noncontrolling interests	30	(1)	29	—	29
Net loss from continuing operations attributable to DuPont common stockholders	$(644)	$491	$(153)	$97	$(56)

Per common share data:
Loss per common share from continuing operations - basic [4]	$(0.86)				$(0.08)
Loss per common share from continuing operations - diluted [4]	$(0.86)				$(0.08)

Weighted-average common shares outstanding - basic	746.3				746.3
Weighted-average common shares outstanding - diluted	746.3				746.3
1. Represents the distribution of the N&B Business in accordance with the discontinued operations guidance in ASC 205.
2. Represents DuPont’s current best estimate of DuPont’s retrospectively revised historical consolidated statement of operations for the year ended December 31, 2019 reflecting the discontinued operations of its N&B Business. Actual results could differ from these estimates.
3. Certain pro forma adjustments were made to illustrate the estimated effects of the DWDP Transactions, assuming that the DWDP Transactions had occurred on January 1, 2018. The adjustments include the impact to "Cost of sales" of different pricing than historical intercompany and intracompany practices related to various supply agreements entered into with the Dow Distribution, adjustments to "Integration and separation costs" to eliminate one time transaction costs directly attributable to the DWDP Distributions, and adjustments to "Interest expense" to reflect the impact of the Financings.
4. Pro forma basic and diluted earnings per share is calculated by dividing pro forma net income available to DuPont common stockholders by pro forma weighted-average number of DuPont common shares outstanding. Pro forma net income available to DuPont common stockholders is reduced by $1 million of net income attributable to deferred stock awards, as these awards are considered participating securities due to DowDuPont’s practice of paying dividend equivalents on unvested shares.

DuPont de Nemours, Inc.
Unaudited Revised Consolidated Statement of Operations
For the Three Months Ended December 31, 2019

	DuPont	Distribution of N&B [1]	DuPont
In millions, except per share amounts	As Reported		Revised
Net sales	$5,204	$(1,458)	$3,746
Cost of sales	3,408	(969)	2,439
Research and development expenses	231	(69)	162
Selling, general and administrative expenses	650	(148)	502
Amortization of intangibles	295	(123)	172
Restructuring and asset related charges - net	24	(5)	19
Integration and separation costs	193	(54)	139
Equity in earnings of nonconsolidated affiliates	(48)	1	(47)
Sundry income (expense) - net	9	2	11
Interest expense	175	—	175
Income from continuing operations before income taxes	189	(87)	102
Benefit from income taxes on continuing operations	(2)	(24)	(26)
Income from continuing operations, net of tax	191	(63)	128
Net income from continuing operations attributable to noncontrolling interests	12	(1)	11
Net income from continuing operations attributable to DuPont common stockholders	$179	$(62)	$117

Per common share data:
Earnings per common share from continuing operations - basic	$0.24		$0.16
Earnings per common share from continuing operations - diluted	$0.24		$0.16

Weighted-average common shares outstanding - basic	740.7		740.7
Weighted-average common shares outstanding - diluted	742.0		742.0
1. Represents the distribution of the N&B Business in accordance with the discontinued operations guidance in ASC 205.

DuPont de Nemours, Inc.
Unaudited Revised Consolidated Statement of Operations
For the Three Months Ended September 30, 2019

	DuPont	Distribution of N&B [1]	DuPont
In millions, except per share amounts	As Reported		Revised
Net sales	$5,426	$(1,525)	$3,901
Cost of sales	3,531	(1,008)	2,523
Research and development expenses	225	(66)	159
Selling, general and administrative expenses	645	(150)	495
Amortization of intangibles	247	(75)	172
Restructuring and asset related charges - net	82	(8)	74
Integration and separation costs	191	(13)	178
Equity in earnings of nonconsolidated affiliates	43	—	43
Sundry income (expense) - net	79	2	81
Interest expense	177	(1)	176
Income from continuing operations before income taxes	450	(202)	248
Provision for income taxes on continuing operations	78	(52)	26
Income from continuing operations, net of tax	372	(150)	222
Net income from continuing operations attributable to noncontrolling interests	5	—	5
Net income from continuing operations attributable to DuPont common stockholders	$367	$(150)	$217

Per common share data:
Earnings per common share from continuing operations - basic	$0.49		$0.29
Earnings per common share from continuing operations - diluted	$0.49		$0.29

Weighted-average common shares outstanding - basic	745.5		745.5
Weighted-average common shares outstanding - diluted	747.7		747.7
1. Represents the distribution of the N&B Business in accordance with the discontinued operations guidance in ASC 205.

DuPont de Nemours, Inc.
Unaudited Revised Consolidated Statement of Operations
For the Three Months Ended June 30, 2019

	DuPont	Distribution of N&B [1]	DuPont
In millions, except per share amounts	As Reported		Revised
Net sales	$5,468	$(1,558)	$3,910
Cost of sales	3,496	(1,025)	2,471
Research and development expenses	232	(64)	168
Selling, general and administrative expenses	642	(152)	490
Amortization of intangibles	252	(75)	177
Restructuring and asset related charges - net	137	(96)	41
Goodwill impairment charges	1,175	(933)	242
Integration and separation costs	347	(10)	337
Equity in earnings of nonconsolidated affiliates	49	—	49
Sundry income (expense) - net	(19)	(9)	(28)
Interest expense	165	—	165
Loss from continuing operations before income taxes	(948)	788	(160)
Provision for income taxes on continuing operations	155	(34)	121
Loss from continuing operations, net of tax	(1,103)	822	(281)
Net income from continuing operations attributable to noncontrolling interests	9	—	9
Net loss from continuing operations attributable to DuPont common stockholders	$(1,112)	$822	$(290)

Per common share data:
Loss per common share from continuing operations - basic	$(1.48)		$(0.39)
Loss per common share from continuing operations - diluted	$(1.48)		$(0.39)

Weighted-average common shares outstanding - basic	749.0		749.0
Weighted-average common shares outstanding - diluted	749.0		749.0
1. Represents the distribution of the N&B Business in accordance with the discontinued operations guidance in ASC 205.

DuPont de Nemours, Inc.
Unaudited Revised Pro Forma Consolidated Statement of Operations
For the Three Months Ended March 31, 2019

	DuPont	Distribution of N&B [1]	DuPont [2]	Separation and Distribution Pro Forma Adjustments [3]	DuPont
In millions, except per share amounts	As Reported		Revised		Pro Forma
Net sales	$5,414	$(1,535)	$3,879	$—	$3,879
Cost of sales	3,621	(1,028)	2,593	16	2,609
Research and development expenses	267	(67)	200	—	200
Selling, general and administrative expenses	726	(156)	570	—	570
Amortization of intangibles	256	(76)	180	—	180
Restructuring and asset related charges - net	71	(53)	18	—	18
Integration and separation costs	611	(8)	603	(173)	430
Equity in earnings of nonconsolidated affiliates	40	—	40	—	40
Sundry income (expense) - net	84	(4)	80	—	80
Interest expense	151	—	151	29	180
Loss from continuing operations before income taxes	(165)	(151)	(316)	128	(188)
Benefit from income taxes on continuing operations	(91)	(32)	(123)	31	(92)
Loss from continuing operations, net of tax	(74)	(119)	(193)	97	(96)
Net income from continuing operations attributable to noncontrolling interests	4	—	4	—	4
Net loss from continuing operations available to DuPont common stockholders	$(78)	$(119)	$(197)	$97	$(100)

Per common share data:
Loss per common share from continuing operations - basic [4]	$(0.11)				$(0.13)
Loss per common share from continuing operations - diluted [4]	$(0.11)				$(0.13)

Weighted-average common shares outstanding - basic	750.0				750.0
Weighted-average common shares outstanding - diluted	750.0				750.0
1. Represents the distribution of the N&B Business in accordance with the discontinued operations guidance in ASC 205.
2. Represents DuPont’s current best estimate of DuPont’s retrospectively revised historical consolidated statement of operations for the three months ended March 31, 2019 the discontinued operations of its N&B Business. Actual results could differ from these estimates.
3. Certain pro forma adjustments were made to illustrate the estimated effects of the DWDP Transactions, assuming that the DWDP Transactions had occurred on January 1, 2018. The adjustments include the impact to "Cost of sales" of different pricing than historical intercompany and intracompany practices related to various supply agreements entered into with the Dow Distribution, adjustments to "Integration and separation costs" to eliminate one time transaction costs directly attributable to the DWDP Distributions, and adjustments to "Interest expense" to reflect the impact of the Financings.
4. Pro forma basic and diluted earnings per share is calculated by dividing pro forma net income available to DuPont common stockholders by pro forma weighted-average number of DuPont common shares outstanding. Pro forma net income available to DuPont common stockholders is reduced by $1 million of net income attributable to deferred stock awards, as these awards are considered participating securities due to DowDuPont’s practice of paying dividend equivalents on unvested shares.

DuPont de Nemours, Inc.
Unaudited Revised Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2018

	DuPont	Distribution of N&B [1]	DuPont [2]	DWDP Pro Forma Adjustments [3]	DuPont
In millions, except per share amounts	As Reported		Revised		Pro Forma
Net sales	$22,594	$(6,216)	$16,378	$—	$16,378
Cost of sales	15,302	(4,179)	11,123	54	11,177
Research and development expenses	1,070	(273)	797	—	797
Selling, general and administrative expenses	3,028	(625)	2,403	—	2,403
Amortization of intangibles	1,044	(311)	733	—	733
Restructuring and asset related charges - net	147	(50)	97	—	97
Integration and separation costs	1,887	(42)	1,845	(493)	1,352
Equity in earnings of nonconsolidated affiliates	447	1	448	—	448
Sundry income (expense) - net	92	(1)	91	—	91
Interest expense	55	(1)	54	629	683
Income (loss) from continuing operations before income taxes	600	(735)	(135)	(190)	(325)
Provision for (benefit from) income taxes on continuing operations	195	(145)	50	(37)	13
Income (loss) from continuing operations, net of tax	405	(590)	(185)	(153)	(338)
Net income from continuing operations attributable to noncontrolling interests	39	—	39	—	39
Net income (loss) from continuing operations attributable to DuPont common stockholders	$366	$(590)	$(224)	$(153)	$(377)

Per common share data:
Earnings per common share from continuing operations - basic [4]	$0.46				$(0.51)
Earnings per common share from continuing operations - diluted [4]	$0.45				$(0.51)

Weighted-average common shares outstanding - basic	767.0				767.0
Weighted-average common shares outstanding - diluted	771.8				767.0
1. Represents the distribution of the N&B Business in accordance with the discontinued operations guidance in ASC 205.
2. Represents DuPont’s current best estimate of DuPont’s retrospectively revised historical consolidated statement of operations for the year ended December 31, 2018 reflecting the discontinued operations of its N&B Business. Actual results could differ from these estimates.
3. Certain pro forma adjustments were made to illustrate the estimated effects of the DWDP Transactions, assuming that the DWDP Transactions had occurred on January 1, 2018. The adjustments include the impact to "Cost of sales" of different pricing than historical intercompany and intracompany practices related to various supply agreements entered into with the Dow Distribution, adjustments to "Integration and separation costs" to eliminate one time transaction costs directly attributable to the DWDP Distributions, and adjustments to "Interest expense" to reflect the impact of the Financings.
4. Pro forma basic and diluted earnings per share is calculated by dividing pro forma net income available to DuPont common stockholders by pro forma weighted-average number of DuPont common shares outstanding. Pro forma net income available to DuPont common stockholders is reduced by $17 million of net income attributable to deferred stock awards, as these awards are considered participating securities due to DowDuPont’s practice of paying dividend equivalents on unvested shares.